WARRANT

MassRoots, Inc.

WARRANT NO. 1

Dated: __, 2016

MassRoots, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received from ____________, a [insert state of incorporation or state of residence] (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of ________ shares of the common stock , $0.001 par value per share (the “Common Stock”), of the Company (the “Warrant Shares”), at an exercise price equal to _______ per share (the “Exercise Price”). This Warrant may be exercised any time after issuance through and including the third (3rd) anniversary of its original issuance as noted above (the “Expiration Date”), subject to the following terms and conditions:

1. Registration of Warrant. The Company shall, from time to time and whenever requested by the Holder, register this Warrant in conformity with records to be maintained by the Company for such purpose (the “Warrant Register”) in the name of the Holder. The Company shall treat the registered Holder of this Warrant as the absolute owner hereof for any and all purposes, including the exercise hereof or any distribution to the Holder, and the Company shall not be affected by notice to the contrary.

2. Registration of Transfers and Exchanges.

(a) The Company or the transfer agent shall enter or record the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant to the Company at the office specified herein or pursuant to Section 11 hereof. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant hereinafter referred to as a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified herein or pursuant to Section 3(b) hereof for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant shall be dated as of the date of such exchange.

3. Duration and Exercise of Warrants.

(a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., Boston time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., Boston time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder, which consent shall be given or withheld at the sole and absolute discretion of the Holder.

(b) Subject to Section 2(b), Section 6 and Section 10 hereof, upon: (x) surrender of this Warrant, together with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 hereof; and (y) payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the Date of Exercise (as defined below)) issue or cause to be issued and cause to be delivered to the Holder in such name(s) as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise and free of restrictive legends unless (i) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act then the Warrant Shares will bear a Securities Act restrictive legend, or (ii) this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. A “Date of Exercise” means the date on which the Company shall have received (I) this Warrant (or any New Warrant, as applicable), together with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed; and (II) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

(c) This Warrant shall be exercisable in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant. In the event the Common Stock representing the Warrant Shares is not delivered per the written instructions of the Holder within ten (10) business days after the Notice of Election and Warrant is received by the Company (the “Delivery Date”), then the Company shall pay to Holder in cash one percent (1.0%) of the dollar value of the Warrant Shares to be issued for the first day after the Delivery Date that the Warrant Shares are not delivered, and an additional one percent (1.0%) of the dollar value of the Warrant Shares to be issued after the Delivery Date for every thirty (30) days thereafter that the Warrant Shares are not delivered. The Company acknowledges that its failure to deliver the Warrant Shares by the Delivery Date will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties hereto agree that it is appropriate to include in this Warrant this provision for liquidated damages. The parties hereto acknowledge and agree that the liquidated damages provision set forth in this section represents the parties’ good faith effort to quantify such damages and therefore agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. Notwithstanding the foregoing, the payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Warrant. The Company shall make any payments incurred under this Section 3 in immediately available funds within ten (10) business days from the date of issuance of the applicable Warrant Shares. Nothing herein shall limit Holder’s right to pursue actual damages or cancel the Notice of Election for the Company’s failure to issue and deliver Common Stock to the Holder within ten (10) business days following the Delivery Date.

5. Payment of Taxes. Upon the exercise of this Warrant, the Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8 hereof). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. If the Company does not have a sufficient amount of Common Stock authorized to reserve for the Warrant Shares, it shall, as soon as reasonably practicable, use its best efforts to increase the number of its authorized shares such that the Company will have a sufficient amount of Common Stock authorized to reserve for the Warrant Shares.

8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter but prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(a) An adjustment shall be made, if the Company, at any time while this Warrant is outstanding (i) pays a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make distribution(s) on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines outstanding shares of Common Stock into a smaller number of shares. If either (i), (ii) or (iii) above occurs, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

(b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another entity, the sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

(c) Intentionally Omitted

(d) Intentionally Omitted

(e) For the purposes of this Section 8, the following clauses shall also be applicable:

(i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(g) Intentionally Omitted

9. Payment of Exercise Price. The Holder, at its sole election, may pay the Exercise Price in one of the following manners:

(a) Cash Exercise. The Holder shall deliver immediately available funds; or

(b) Intentionally Deleted.

(c) Notwithstanding anything in this Warrant to the contrary, the Holder is limited in the amount of this Warrant it may exercise. In no event shall the Holder be entitled to exercise any amount of this Warrant in excess of that amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the Holder, and (2) the number of Warrant Shares issuable upon the exercise of any Warrants then owned by Holder, would result in beneficial ownership by the Holder of more than four and ninety-nine one hundredths percent (4.99%) of the outstanding shares of Common Stock of the Company, as determined in accordance with Rule13d-1(j) of the Exchange Act. Furthermore, the Company shall not process any exercise that would result in beneficial ownership by the Holder of more than four and ninety-nine one hundredths percent (4.99%) of the outstanding shares of Common Stock of the Company.

10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. EST time on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. EST time on any date and earlier than 11:59 p.m. EST time on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:

MassRoots, Inc.

Attn: Isaac Dietrich

1624 Market Street, Suite 201

Denver, CO 80202

If to the Holder:

[ ]

12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further action. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

13. Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto. This Warrant may be amended only in writing signed by the Company and the Holder.

(b) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c) This Warrant shall be governed by and construed and enforced in accordance with the laws of the state of Delaware without regard to the principles of conflicts of law thereof.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) The Company hereby represent and warrants to the Holder that: (i) it is voluntarily issuing this Warrant of its own freewill, (ii) it is not issuing this Warrant under economic duress, (iii) the terms of this Warrant are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Warrant, advise the Company with respect to this Warrant, and represent the Company in connection with its issuance of this Warrant.

(g) Any capitalized term used but not defined in this Warrant shall have the meaning ascribed to it in the Subscription Agreement, of even date herewith, by and between the Company and the Holder.

(h) This Warrant may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Warrant. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i) This Warrant and the obligations of the Company hereunder shall not be assignable by the Company.

(j) Notwithstanding anything in this Warrant to the contrary, the parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder Party shall have executed a written agreement regarding the confidentiality and use of such information; and (iv) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (ii) above if the Holder effects any transactions in the securities of the Company.

14. Disputes Under This Agreement.

Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Denver, Colorado. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Denver, Colorado for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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[Signature on Following Page]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MassRoots, Inc.

By: _________________

Name: Dan Hunt

Title: Chief Operating Officer

EXHIBIT A

FORM OF ELECTION TO PURCHASE

MassRoots, Inc.

Re: Intention to Exercise Right to Purchase Shares of Common Stock Under the Warrant

Gentlemen:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _________________shares of Common Stock, $0.001 par value per share, of MassRoots, Inc.. and, encloses herewith $________in cash, certified or official bank check(s), which sum represents the aggregate Exercise Price for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Any capitalized terms used but not defined in this Form of Election to Purchase shall have the meaning ascribed to them in the accompanying Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

________________________________________________________________

(Please insert SS# or FEIN #)

________________________________________________________________

(Please print name and address)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_________________________________________________________________

(Please print name and address)

_________________________________________________________________

_________________________________________________________________

Dated: _____________, _____ Name of Holder:

Signed:_________________________

Print Name:______________________

Title:_________________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)